UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2006
__________________________

INTEGRATED HEALTHCARE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Nevada	0-23511	87-0412182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 North Tustin Avenue
Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

(714) 953-3503
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 5, 2006, Integrated Healthcare Holdings, Inc. (the “Company”) issued a press release announcing, among other things, that it currently anticipates filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2005 in June 2006, and that it received an delinquency notification from the Over-the-Counter Bulletin Board on May 2, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated May 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Date: May 8, 2006	By:	/s/ Steven R. Blake
Steven R. Blake
Chief Financial Officer

Index to Exhibits

Exhibit	Description

99.1	Press Release dated May 5, 2006.